FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of September 14, 2026 (the “Amendment Effective Date”), by and between GENASYS INC., a Delaware corporation, with its principal offices at 16262 West Bernardo Drive, San Diego, CA 92127 (“Borrower”), and MARAN PARTNERS FUND, LP, a Delaware limited partnership with an address of c/o La Plata Capital LLC, 90 Madison Street, Suite 303, Denver, CO 80206 (“Lender”).

RECITALS

(A)
Borrower and Lender are parties to that certain Loan Agreement dated as of June 9, 2026 (the “Loan Agreement”), pursuant to which Lender made a term loan to Borrower in the original principal amount of Four Million Three Hundred Thousand and 00/100 Dollars ($4,300,000.00) (the “Loan”);
(B)
Borrower has requested that Lender agree to certain amendments to the Loan Agreement, including an extension of the Maturity Date, a modification to the prepayment notice requirements, and a change to the governing law provisions; and
(C)
Lender has agreed to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1
Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Loan Agreement. As used in this Amendment:
(a)
“Agreement” or “Loan Agreement” means that certain Loan Agreement dated as of June 9, 2026, by and between Borrower and Lender, as amended by this Amendment and as may be further amended, restated, supplemented, or otherwise modified from time to time.
(b)
“Amendment” means this First Amendment to Loan Agreement.
(c)
“Amendment Effective Date” has the meaning set forth in the introductory paragraph of this Amendment.
(d)
“Lender Amendment Fee” has the meaning set forth in Section 4.1 of this Amendment.

1.2
Rules of Construction. Unless the context requires otherwise, all references in the Loan Agreement to “this Agreement,” “herein,” “hereunder,” “hereof,” and words of similar import shall be deemed to refer to the Loan Agreement as amended by this Amendment.
2.
AMENDMENTS TO LOAN AGREEMENT
2.1
Amendment to Section 2.7 (Maturity Date). Section 2.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.7. Maturity Date. The Maturity Date shall be October 30, 2026.”

2.2
Principal Paydown. Concurrently with the execution and delivery of this Amendment, Borrower shall repay to Lender Eight Hundred Thousand and 00/100 Dollars ($800,000.00) of the outstanding principal balance of the Loan (the “Principal Paydown”). After giving effect to the Principal Paydown, the outstanding principal balance of the Loan shall be Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00). The Principal Paydown shall be applied to reduce the outstanding principal balance of the Loan and shall not be subject to re-borrowing.
2.3
Amendment to Section 2.9 (Prepayment). Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.9. Prepayment. Provided that Borrower (a) has obtained the prior written consent of the required lender(s) and/or the agent under the Amended Whitebox Facility, and (b) has delivered Lender three (3) Business Days advance written notice, including the amount and date of the proposed prepayment, Borrower may prepay the Loan at any time in increments of no less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).”

2.4
Amendment to Section 11.3 (Applicable Law). Section 11.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“11.3. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles. If there is a lawsuit, Borrower and Lender agree to submit to the exclusive jurisdiction of the courts of the City and County of Denver, State of Colorado.”

2.5
Exhibit A to the Agreement. Exhibit A to the Agreement is hereby amended as follows:
(a)
A definition for the term “Amended Whitebox Facility” is hereby added to read as follows:

“Amended Whitebox Facility. The term “Amended Whitebox Facility” means that certain Term Loan and Security Agreement by and among the Company, as Borrower, the Guarantors named therein, as Guarantors, the Lenders from time to time party thereto, as Lenders, and Cantor Fitzgerald

Securities, as Collateral Agent and Administrative Agent, dated as of May 13, 2024, as amended by the First Amendment to Term Loan and Security Agreement, dated May 9, 2025, and as amended by the Second Amendment to Term Loan and Security Agreement, dated May 12, 2026, and as amended by the Third Amendment to Term Loan and Security Agreement, dated July 13, 2026.”

3.
REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Lender as of the Amendment Effective Date as follows:

(a)
Corporate Power and Authority. Borrower has the corporate power and authority to execute, deliver, and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Amendment.
(b)
Due Authorization. The execution, delivery, and performance of this Amendment by Borrower have been duly authorized by all necessary corporate actions by Borrower and do not require the consent or approval of any other person, regulatory authority, or governmental body.
(c)
Binding Obligation. This Amendment constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforceability may be subject to: (i) the application of bankruptcy, insolvency, reorganization, moratorium, or other principles or laws affecting generally the enforcement of creditors’ rights; and (ii) judicial discretion in the granting of legal or equitable remedies.
(d)
No Event of Default. No Event of Default under the Loan Agreement has occurred and is continuing, and no event exists that, with the giving of notice, would constitute an Event of Default under the Loan Agreement, as amended by this Amendment.
(e)
Representations and Warranties. The representations and warranties of Borrower set forth in the Loan Agreement are true and correct in all material respects as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
4.
AMENDMENT FEE

In consideration of Lender’s agreement to enter into this Amendment, Borrower shall pay the following fee concurrently with the execution and delivery of this Amendment:

4.1
Lender Amendment Fee. Borrower shall pay to Lender an amendment fee in the amount of Ninety-Two Thousand Five Hundred and 00/100 Dollars ($92,500.00) (the “Lender Amendment Fee”), which includes Lender’s attorneys’ fees, incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment. The Lender

Amendment Fee shall be fully earned upon execution of this Amendment and is non-refundable.
5.
CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective upon the satisfaction (or waiver by Lender in its sole discretion) of each of the following conditions precedent:

(a)
Execution and Delivery. Lender shall have received this Amendment, duly executed and delivered by Borrower and Lender.
(b)
Principal Paydown. Lender shall have received the Principal Paydown in the amount of Eight Hundred Thousand and 00/100 Dollars ($800,000.00), in immediately available funds.
(c)
Amendment Fee. Lender shall have received the Lender Amendment Fee in the amount of Ninety-Two Thousand Five Hundred and 00/100 Dollars ($92,500.00), in immediately available funds.
(d)
No Default. No Event of Default shall have occurred and be continuing under the Loan Agreement, and no event shall exist that, with the giving of notice, would constitute an Event of Default under the Loan Agreement, as amended by this Amendment.
(e)
Representations and Warranties. The representations and warranties of Borrower set forth in Article 3 of this Amendment and in Section 5 the Loan Agreement shall be true and correct in all material respects as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
6.
RATIFICATION AND CONFIRMATION
6.1
Ratification. Except as expressly modified by this Amendment, all terms, covenants, conditions, and provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. The Loan Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower.
6.2
References to Loan Agreement. From and after the Amendment Effective Date, all references in the Loan Documents to the “Agreement” or the “Loan Agreement” shall mean the Loan Agreement as amended by this Amendment, and as may be further amended, restated, supplemented, or otherwise modified from time to time.
6.3
Loan Document. This Amendment shall constitute a “Loan Document” as such term is defined in the Loan Agreement.
7.
MISCELLANEOUS
7.1
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by electronic means, including by email in portable document format (.pdf) or by electronic signature, shall be equally as effective as delivery of an original executed counterpart.
7.2
Severability. If a court of competent jurisdiction finds any provision of this Amendment to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment and the Loan Agreement in all other respects shall remain valid and enforceable.
7.3
Amendment. This Amendment may not be amended, modified, or supplemented except by a written instrument executed by each of Borrower and Lender.
7.4
Release. Borrower hereby fully, finally, and forever releases, waives, and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or in equity, that Borrower has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect of the Loan and the Loan Documents. Notwithstanding the foregoing, this release shall not apply to claims arising from Lender’s fraud, gross negligence, willful misconduct, or bad faith, as determined by a final, non-appealable judgment of a court of competent jurisdiction.
7.5
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.
7.6
WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONJUNCTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

GENASYS INC.

By: /s/ Richard Danforth

Name: Richard Danforth

Title: Chief Executive Officer

LENDER:

MARAN PARTNERS FUND, LP

By: Maran Partners GP, LLC

Its: General Partner

By: /s/ Daniel Roller

Name: Daniel J. Roller

Title: Managing Member